UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2012

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota	55903-6057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

On March 16, 2012, Home Federal Savings Bank (the “Bank”), a wholly-owned subsidiary of HMN Financial, Inc., completed the sale of substantially all of the assets associated with the Bank’s Toledo, Iowa branch (the “Branch”) to Pinnacle Bank of Marshalltown, Iowa (“Pinnacle”).  In addition, Pinnacle assumed substantially all of the deposit liabilities of the Branch as part of this transaction.

Item 9.01.        Financial Statements and Exhibits

          (d) Exhibits

Exhibit Number	Description

99.1	Press release, dated March 16, 2012, announcing the completion of the sale of the Branch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc.
(Registrant)

Date:	March 19, 2012	/s/ Jon Eberle
Jon Eberle
Senior Vice President,
Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release, dated March 16, 2012, announcing the completion of the sale of the Branch